                                                                   EXHIBIT 10.16

                    ***PORTIONS OF THIS EXHIBIT MARKED BY
                    BRACKETS ("[______]") OR OTHERWISE
                    IDENTIFIED HAVE BEEN OMITTED PURSUANT
                    TO A REQUEST FOR CONFIDENTIAL
                    TREATMENT.  THE OMITTED PORTIONS HAVE
                    BEEN FILED SEPARATELY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION.***

                           TELECOMMUNICATIONS FACILITY

                     LEASE AND BANDWIDTH CAPACITY AGREEMENT

         This Telecommunications Facility Lease and Capacity Agreement (the "Agreement") is dated as of the 10th day of September, 1996 and is by and between Troup EMC Communications, Inc., a Georgia corporation ("Troup"), and CyberNet Holding, Inc., a Delaware corporation ("CyberNet").

RECITALS:

         CyberNet, through its directly and indirectly wholly-owned subsidiary, American Cable, Inc., is the owner and operator of an advanced broadband telecommunications network that is currently being constructed (some portions of which are complete) in Muscogee County and Harris County, Georgia (the "System") in order to provide video services and other communications services to subscribers. Troup seeks to construct system plant and to lease said plant to CyberNet, and CyberNet wishes to provide bandwidth capacity on portions of its System to Troup, subject to and in reliance upon the terms and conditions and representations and warranties set forth in this Agreement.

AGREEMENTS:

         Therefore, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                                PLANT LEASE TERMS

         1.1 Troup shall: (a) at Troup's sole expense (including, without limitation, engineering and design expenses), construct by the construction completion dates set forth in Exhibit A broadband system plant segments, meeting the specifications set forth in Exhibit B, in the area set forth in Exhibit A,
(b) at Troup's sole expense (including, without limitation, engineering and design expenses) and as requested by CyberNet, construct by the construction completion dates set forth in Exhibit A additional plant segment extensions meeting the specifications set forth in Exhibit B, and (c) at CyberNet's out-of-pocket cost, purchase from CyberNet the CyberNet System plant set forth in Exhibit C. Collectively, the foregoing plant shall be referred to as the "Troup Plant." Troup agrees that CyberNet shall have, in CyberNet's sole discretion, the authority to select and hire design firm(s) to generate detailed specifications applicable to the plant construction described in clauses (a) and
(b) of this section and to approve or reject any such specifications. Troup shall obtain. at its sole expense (including, without limitation, pole attachment fees), any and all rights of way reasonably necessary to complete the plant construction set forth in clauses (a) and (b) of this section. Except as set forth in Section

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1.2, CyberNet agrees to sell, at CyberNet's out-of-pocket cost, to Troup strand, strand hardware, coaxial cables, fiber, fittings, network electronics, taps, power supplies and any other equipment or hardware required by applicable specifications to construct the Troup Plant (the "Equipment").

         1.2 Upon completion of the construction of each mutually agreed upon segment of the Troup Plant, CyberNet, as soon thereafter as reasonably possible and at CyberNet's sole expense and direction, shall, integrate such segment into the System, shall activate, sweep and balance such segment, and shall complete any installations necessary for subscribers to be served from such segment, except that if any such subscriber indicates that it wishes to purchase only Energy Management Services (as defined below), Troup shall, at its sole expense, provide all equipment, materials and labor necessary to complete the installation of any such subscriber beyond the tap.

         1.3 CyberNet shall have exclusive rights to lease each segment of the Troup Plant during the term of this Agreement. CyberNet agrees to pay Troup lease payments calculated in accordance with Section 1.4 of this Agreement (the "Lease Payments"). Troup shall bill CyberNet quarterly, in arrears, for Lease Payments as set forth in Exhibit D. CyberNet shall pay all invoices within 30 days after receipt thereof by CyberNet. Upon notice from Troup that a segment of the Troup Plant is complete, CyberNet shall promptly conduct, at its sole cost and expense, all performance testing and CLI testing. Upon CyberNet's determination that such segment meets all applicable specifications, CyberNet shall promptly notify Troup that CyberNet accepts such plant segment as of the date the performance tests and CLI tests were complete. For the purposes of this Agreement, the first day any segment of the Troup Plant is accepted by CyberNet in accordance with this section shall be referred to as such segment's "Date of Activation".

         1.4 Troup shall calculate level Lease Payments with respect to each segment of the Troup Plant by taking the [____________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
_________________]. After the [_______________________] of each segment has been fully amortized then the lease payments as to each such segment shall be recalculated to reflect a [____________] annual rate of return on the amount of the [_______________________] for that segment. The cost of any new and additional plant built within any segment of the Troup Plant shall be added to the [________________________] of that segment and the lease payment shall be adjusted accordingly, after allowing for full amortization of the [______________________] within the lease term then in effect and the [___________] annual rate of return as contemplated hereunder. Equipment costs and costs for existing plant acquired from CyberNet shall be the [______________________________________________________________] for such
Equipment or plant, as the case may be. Labor rates shall be based upon the rates for aerial and underground construction set forth in Exhibit E. CyberNet shall promptly invoice Troup for all Equipment sold by CyberNet to Troup, and Troup agrees to pay said invoices within thirty (30) days after the date of receipt of said invoice by Troup.


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
         1.5 Except as set forth in Section 2.3 hereof, CyberNet shall be solely responsible for all ongoing expenses associated with the operation and maintenance of the Troup Plant accepted by it in accordance with the provisions of Section 1.3 hereof; provided, however, that in the event of a Catastrophic Event (as defined in Exhibit F) or in the event that any Troup Plant is damaged or destroyed by the negligence of Troup or any of its employees, contractors, subcontractors or agents, CyberNet shall. in its sole discretion, either (a) repair or replace. as appropriate, the affected Troup Plant and require Troup to reimburse promptly CyberNet for all costs and expenses incurred by CyberNet in connection with such repairs or replacements. or (b) require Troup, at Troup's sole cost and expense, to promptly repair or replace, as appropriate, the affected Troup Plant. Subject to the foregoing, CyberNet agrees to maintain the Troup Plant in good condition and repair, normal wear and tear excepted. Without the prior written consent or Troup, CyberNet will make no alterations to the Troup Plant other than alterations customarily associated with CyberNet's operating and maintenance procedures or those standard or customary in the cable television industry.

         1.6 Troup retains title to the Equipment, and no right, title or interest in the Equipment shall pass to CyberNet except as expressly set forth herein. CyberNet: (a) shall not sell, assign, sublet, encumber any interest in the Equipment, except that CyberNet may assign this agreement and its rights hereunder upon 30 days prior written notice; (b) shall give prompt written notice to Troup of any such encumbrance or of legal process of which CyberNet has knowledge relating to the Equipment; and (c) shall, at CyberNet's sole expense, protect and defend Troup's title and interest in the Equipment and indemnify and hold Troup harmless from and against all losses incurred by Troup by reason of CyberNet's breach of its obligations set forth in this Section 1.6.

         1.7 CyberNet agrees to pay when due all use, excise and franchise taxes, together with any fines, penalties or interest thereon, now or hereafter imposed by any government entity, based upon Lease Payments or the Equipment or the ownership, leasing, use, or possession thereof during the term of this Agreement. CyberNet and Troup shall cooperate in taking all reasonable actions necessary to minimize all such taxes. Unless Troup otherwise notifies CyberNet, Troup will pay all property taxes on the Equipment to the appropriate taxing authority, and CyberNet will reimburse Troup for all such payments promptly on request. Any fees, taxes, or other charges paid by Troup upon failure of CyberNet to make the payments required by this section shall, at Troup's demand, become immediately due from CyberNet to Troup.

         1.8 Troup shall promptly reimburse CyberNet for damages to facilities of CyberNet that is caused by the negligence of Troup or resulting from Troup Plant that does not meet the specifications set forth or referred to in Exhibit B hereto.

         1.9 Troup, for its own exclusive use and benefit, shall have the right to install extra fibers in the Troup Plant or build in excess of the specifications for the Troup Plant, with the incremental cost of installing the additional fibers or building in excess of the specifications


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
exclusively being borne by Troup. In no event shall any such cost be included in the calculation of the Lease Payment or any other amount due from CyberNet pursuant to this Agreement.


                                    ARTICLE 2
                      USE OF TROUP PLANT BANDWIDTH BY TROUP

         2.1 Troup shall have exclusive rights to offer Energy Management Services (as defined in Section 2.2) via the Troup Plant to all potential consumers capable of being served in a commercially reasonable manner by the Troup Plant. CyberNet shall permit Troup to use exclusively [_____________________] (the "Troup Band") of the total capacity of the Troup Plant in order for Troup to provide Energy Management Services to consumers in the area serviced by the Troup Plant. Troup shall not use the Troup Band to provide any services other than Energy Management Services.

         2.2 "Energy Management Services" shall mean those services typically provided by electric utility companies to consumers, including, but not limited to, (a) automatic meter reading, (b) outage notification, (c) tamper detection,
(d) time-of-use pricing, (e) remote connect/disconnect, (f) direct load control,
(g) remote security monitoring and (h) billing related thereto.

         2.3 Troup shall be responsible for any and all costs associated with providing Energy Management Services to consumers in the Troup Plant service area, other than transport costs from Energy Management Services' customers to the CyberNet headend.

         2.4 Troup shall, at its own expense, locate all equipment, materials and personnel necessary to provide the Energy Management Services in the Troup Plant service area in space provided by Troup, except that CyberNet shall provide Troup with sufficient space at the CyberNet headend building to co-locate any Troup equipment reasonably required by Troup to transport a signal compatible with the Troup Band between the CyberNet headend and such Troup space. CyberNet further agrees to permit authorized and designated Troup representatives to enter the CyberNet headend building at reasonable hours upon 2 hours notice to perform necessary service work and to inspect any and all Troup equipment. For purposes of this Section, notice shall be given by calling the General Manager of American Cable, Inc. (or his designee) at (706) 569-8943 and by promptly confirming such call with a facsimile to (706) 569-8051.

         2.5 Troup shall retain an option to lease, at market rates, [_____] of capacity on the System, on a non-exclusive basis, to provide Energy Management Services outside the Troup Plant service area; provided, however, that this option may only be exercised by Troup when there is sufficient capacity on the CyberNet System as determined by CyberNet. CyberNet and Troup will agree to use commercially reasonable best efforts to enter into an agreement upon Troup's request to exercise its options.


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                                    ARTICLE 3
                           TERM EXTENSIONS TERMINATION

         3.1 The term of this Agreement shall commence upon the date first above written (the "Commencement Date"), and unless earlier terminated in accordance with Section 3.2, 3.3, or 8.2, shall continue until 12:01 A.M. on the 10th anniversary of the Activation Date of the last segment of the Troup Plant to be accepted by CyberNet (the "Initial Term"). This Agreement shall be automatically extended for up to 2 successive renewal terms (each, a "Renewal Term") of 5 years each upon written notice from CyberNet to Troup given no later than 120 days prior to the expiration of the Initial Term or the first Renewal Term, as the case may be.

         3.2 This Agreement may be terminated by either party, with cause as defined in this Section 3.2, at any time, upon 90 days' prior written notice to the other party. Such notice shall set forth a description of the cause for termination and provide the non-terminating party an opportunity to cure such cause within 60 days after the date of delivery of such notice. If such cure occurs within such 60-day period, this Agreement shall remain in full force and effect as if such written notice of termination had not been given. If such cure does not occur within such 60-day period, then the termination shall be effective at 11:59 P.M. E.S.T. on the 90th day after the date of delivery of such notice to the nonterminating party. For purposes of this Section, "with cause" shall be deemed to mean: (i) a material breach of this Agreement by the nonterminating party; (ii) the failure of the non-terminating party generally to pay its debts as such debts become due, the admission by such party in writing of its inability to pay its debts as such debts become due, or the making by such party of any general assignment for the benefit of creditors; (iii) the commencement by the non-terminating party of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property; or (iv) the commencement of any case, proceeding or other action against the non-terminating party seeking to have any order for relief entered against such party as debtor, or seeking reorganization arrangement, adjustment, liquidation, dissolution or composition of such party or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for such party or for all or any substantial part of the property of such party, and (I) such party shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding or action, or (II) such case, proceeding or action results in the entry of an order for relief which is not fully stayed within seven business days after the entry thereof; or (III) such case, proceeding, or action remains undismissed for a period of thirty (30) days or more or is dismissed or suspended only pursuant to Section 305 of the United States Bankruptcy Code or any corresponding provision of any future United States Bankruptcy law.

         3.3 Upon 30 days' prior notice, either party shall have the right, without liability to the other, to terminate this Agreement if any term contained herein is found to be unlawful by order of the highest court of competent jurisdiction to which the matter is appealed or of any other local, state or federal government authority of competent jurisdiction.


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                                    ARTICLE 4
                  OTHER COVENANTS, REPRESENTATIONS & WARRANTIES

         4.1 Each party shall promptly notify the other party of any action or proceeding by or before any governmental authority pending or threatened that might restrain, prohibit or invalidate the transactions contemplated by this Agreement within five business days after such party learns of such an action or proceeding. Each party shall cooperate with the other party in connection with any such action or proceeding and shall permit the other party to participate, at such other party's sole expense, in any such pending or threatened action or proceeding.

         4.2 Each party shall keep, or cause to be kept, full and complete records, accounts and supporting documentation with respect to the invoices sent by it to the other party. Each party shall, at its own expense, have access to such records, accounts and supporting documentation of the other party at any reasonable time during normal business hours, upon 7 days' prior written notice of any proposed exercise of such right of access. The foregoing obligations pursuant to this paragraph shall apply only to records, accounts and supporting documentation which deal with invoices prepared on behalf of a party pursuant to the terms of this Agreement (and shall not apply to records and accounts which relate to other aspects of the operations and business of such party). Each party, at its sole cost (except as set forth in the next sentence), shall have the right to audit the calculations by the other party in determining all amounts owed to such party hereunder. If such party determines pursuant to such audit, and presents the other party with documentation reasonably satisfactory to such other party demonstrating, that such amounts for any quarter or any Equipment, as the case may be, vary from those calculated by the calculating party pursuant to this Agreement, such party shall pay, or such other party shall refund, as appropriate, any difference in such amounts due to such variance, and if such variance is greater than 5%, the calculating party shall pay all reasonable out-of-pocket costs actually incurred by such party in connection with such audit.

         4.3 Each party hereby represents and warrants to the other party hereto as follows:

             (a) The execution, delivery and performance by such party of this Agreement and all other agreements and documents contemplated hereby, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation by such party of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action of such party (which authorization has not been modified or rescinded and is in full force and effect), and will not: (a) conflict with, or violate any provision of, any term or provision of the organizational documents of such party or (b) conflict with, or result in any breach of, or constitute a default under, any Agreement to which such party is a party or by which such party is bound. No other corporate or partnership action of such party is necessary for such party to enter into this Agreement and all other agreements and documents contemplated hereby and to consummate the transactions contemplated hereby and thereby.

             (b) This Agreement constitutes a valid and binding obligation of such party, enforceable in accordance with its terms. Each agreement or document to be executed by such party pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such party, enforceable in accordance with its terms.

             (c) Such party knows of no action or proceeding by or before any governmental authority pending or threatened that might restrain, prohibit or invalidate the transactions contemplated by this Agreement.


                                    ARTICLE 5
                        WARRANTY; LIMITATION OF LIABILITY

         5.1 The quality of the Troup Plant (excluding the Equipment) leased hereunder shall be consistent with the specifications set forth or referred to in Exhibit A hereto.

         5.2 EXCEPT AS EXPRESSLY STATED IN SECTION 1.8 OR IN THIS ARTICLE 5, IN NO EVENT SHALL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY OR THE OTHER PARTY'S CUSTOMERS OR CLIENTS OR ANY OTHER PERSON, FIRM OR ENTITY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE, OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, OR DELAYS, INCLUDING THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, RELATING TO THIS AGREEMENT OR THE OBLIGATIONS OF SUCH PARTY PURSUANT TO THIS AGREEMENT. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE TROUP BAND, THE TROUP PLANT OR THE SERVICES PROVIDED HEREUNDER OR AS TO ANY OTHER MATTER.


                                    ARTICLE 6
                                   TRADE NAMES

         Except as set forth in Section 7.2 hereof, neither party shall, without the other party's prior written consent: (i) use the other party's name in promotional, advertising or other materials, or (ii) use the other party's logos, trade marks, capacity marks, or any variations thereof in any of its promotional, advertising or other materials.


                                    ARTICLE 7
                          CONFIDENTIALITY AND PUBLICITY

         7.1 Each party agrees to provide to the other party such information as shall be reasonably necessary to permit the other party to perform its obligations hereunder. Each party hereto shall identify as confidential information ("Confidential Information") all information


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
provided by such party to the other party which is considered by such providing party to be confidential, proprietary information. Except as set forth in
Section 7.2, neither party hereto will, without the prior written consent of the party providing such Confidential Information, (i) use any portion of such Confidential Information for any purpose other than performance pursuant to this Agreement, or (ii) disclose any, portion of such Confidential Information to any person or entity other than the officers and employees of such party and its affiliates (as defined in Section 8.15) who reasonably need to have access to the Confidential Information for purposes of performance under this Agreement and who are bound by appropriate confidentiality agreements and commitments consistent with those utilized by such party in protecting its own confidential information. The obligations of a recipient party with respect to Confidential Information shall remain in effect except to the extent that: (a) such Confidential Information becomes generally available to the public other than as a result of unauthorized disclosure by the recipient or persons to whom such recipient has made the information available; (b) such Confidential Information has been released without restriction by the party providing the Confidential Information to another person or entity; (c) the recipient can demonstrate that such Confidential Information was received by such recipient on a non-confidential basis, prior to receipt from the other party, from a third party lawfully possessing and lawfully entitled to disclose such information; or
(d) such Confidential Information is required to be released pursuant to a court order or an administrative proceeding. Confidential Information shall remain the property of the disclosing party, and shall be returned to the disclosing party upon satisfaction or completion of the performance obligations under this Agreement with respect to which such Confidential Information was disclosed. Each recipient party agrees to safeguard Confidential Information utilizing the same degree of care utilized by such recipient party in protecting its own confidential information. The terms of this Agreement shall be deemed to be Confidential Information for purposes of this Article 7.

         7.2 It is understood and acknowledged by the parties that Troup will be offering Energy Management Services in conjunction with Oglethorpe Power Corporation ('OPC") and the National Rural Electric Cooperative Association ("NRECA"). Troup will therefore provide certain Confidential Information specifically relating to Energy Management Services to OPC and the NRECA on an ongoing basis; provided, however, in no event shall Troup provide Confidential Information relating to CyberNet or terms of this Agreement to OPC or NRECA without obtaining CyberNet's prior written consent.

         7.3 The parties further agree that, except as specified below, any press release generated by a party regarding this Agreement or the bandwidth capacity, services or Troup Plant provided hereunder in which a party desires to mention the name of the other party or the other party's affiliates shall be submitted to the non-publishing party for its written approval prior to publication. CyberNet may advise its customers that facilities and services are provided by Troup in connection with the services which CyberNet furnishes to its customers. Troup may advise its customers that bandwidth capacity and services are provided by CyberNet in connection with the services which Troup furnishes to its customers. However, neither party shall represent that the other party jointly participates in rendering services to such party's customers.


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
                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Nothing in this Agreement shall be deemed to create any relationship between Troup and CyberNet other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of this Agreement. Neither of the parties hereto shall be deemed or construed, by virtue of this Agreement, to be the agent, employee, representative, partner, or joint venture of the other. Neither party is authorized, by virtue of this Agreement, to represent the other party for any purpose whatsoever without the prior written consent of the other party. Notwithstanding any other provision of this Agreement, this Agreement applies only to the Troup Plant, the bandwidth capacity, and the services provided hereunder, and shall not apply to offerings by either party of services to its respective customers. The provision of services by either party as set forth in this Agreement does not constitute a joint undertaking with the other party for the furnishing of any service to customers of such other party.

         8.2. In the event that either party's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control, including, but not limited to, acts of God, fire, explosion, vandalism, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or of any state or local government, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot or war, then such party shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction or interference. Such party shall use reasonable efforts under the circumstances to avoid or remove such causes of nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease. If such failure of performance shall be for more than sixty (60) days, then either party hereto may immediately terminate this Agreement, with no liability on the part of any party, by serving written notice to the other party of its intent to so terminate this Agreement.

         8.3 In connection with the matters provided for in this Agreement, each party hereto shall comply with all applicable laws and regulations, including, but not limited to, the Communications Act of 1934, as amended, and the policies, rules and regulations of the FCC.

         8.4 All representations and warranties contained in this Agreement shall survive, and not be waived by, the execution hereof by the parties hereto or by any investigation or inquiry by either of the parties. The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

         8.5 Both parties may engage in and possess interests in other business ventures of any nature whatsoever, and may conduct all activities, including activities in connection with broadband services and the operation of fiber optic transmission facilities, except as specifically and explicitly limited pursuant to this Agreement. Nothing in this Agreement is intended, or shall be interpreted, to restrict either party in connection with any such activity, including any activity which is competitive with the activities contemplated pursuant to this Agreement, so long as a party does not violate any specific, explicit restriction or obligation set forth in this Agreement.

         8.6 Except as set forth in Section 2.4 hereof, all notices, requests and communications hereunder shall be in writing and shall be deemed to have been duly given to a party when delivered in person (including delivery by an express delivery service or by facsimile transmission during the recipient's regular business hours) to the party named below, or three business days after such notice is enclosed in a properly sealed envelope, certified or registered, and deposited (postage and certification or registration prepaid) in a post office or collection facility regularly maintained by the United States Postal Service and addressed as follows:

         If to Troup:
         Troup EMC Communications. Inc.
         P.O. Box 160
         1400 South Davis Road
         LaGrange, Georgia 30241-0160
         Attn:  Mr. Wayne Livingston
         Fax:  (706) 845-2020

         If to CyberNet:

         CyberNet Holding, Inc.
         1239 O.G. Skinner Drive
         West Point, Georgia 31833
         Attn:  Mr. Felix Boccucci
         Fax:     (706) 645-1446

Each party may designate by written notice a replacement for any person specified above, and a new address to which any notice, demand, request or communication may thereafter be so given, served or sent.

         8.7 CyberNet shall be entitled to offset amounts due to CyberNet under this Agreement against any and all amounts due by CyberNet to Troup pursuant to this Agreement.

         8.8 The remedies provided herein shall be cumulative, and shall not preclude any party from asserting any other rights or seeking any other remedies against the other party or such other party's successors or permitted assigns, pursuant to this Agreement, as provided under other agreements, and as provided by applicable law. Nothing contained herein shall preclude a party from seeking equitable relief, where appropriate.

         8.9 No course of dealing on the part of either party or any failure or delay by either party with respect to exercising any of its respective rights, powers or privileges under this Agreement shall operate as a waiver thereof.


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
         8.10 This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by the laws of the State of Georgia (excluding the choice of law rules thereof).

         8.11 The Exhibits and Schedules attached to this Agreement are incorporated herein for all purposes and shall be considered a part of this Agreement.

         8.12 in the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity. illegality or unenforceability shall not affect any other provision of this Agreement. Furthermore, in lieu of such an illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         8.13 To facilitate execution, this Agreement may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of both parties hereto or thereto be contained on any one counterpart hereof. Additionally, the parties hereto agree that for purposes of facilitating the execution of this Agreement, (a) the signature pages taken from separate individually executed counterparts of this Agreement may be combined to form multiple fully executed counterparts, and (b) facsimile transmission shall be deemed to be an original signature. All executed counterparts of this Agreement shall be deemed to be originals, but such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreements.

         8.14 This Agreement reflects the entire understandings and agreements of the parties with respect to the subject matter hereof. Any and all prior understandings and agreements and any and all contemporaneous understandings or agreements are incorporated herein. Except as specifically set forth herein, there are no understandings or agreements, expressed or implied, with respect to the subject matter hereof No subsequent alteration, amendment, change, deletion or addition to this Agreement shall be binding upon the parties hereto unless in writing and signed by both parties to this Agreement.

         8.15 It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against either of the parties hereto, and that the covenants, undertakings, and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

         8.16 Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8.17 Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         8.18 All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity may require.

         Executed the 10th day of September, 1996.

                                       TROUP EMC COMMUNICATIONS, INC.


                                       By:/s/ Wayne Livingston
                                          -------------------------------------
                                              Wayne Livingston
                                              President


                                       CYBERNET HOLDING, INC.


                                       By:/s/ Felix Boccucci
                                          -------------------------------------
                                              Felix Boccucci
                                              Chief Financial Officer

                                    EXHIBIT A

                           Telecommunications Facility
                     Lease and Bandwidth Capacity Agreement

                                 August 30, 1996

                                    Exhibit A

         All segments of the broadband system plant contemplated by this Agreement have been constructed, therefore there are no additional construction completion dates.

                                    EXHIBIT A

                   ***INFORMATION IN THIS EXHIBIT HAS BEEN
                   OMITTED PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT.  THE OMITTED
                   PORTIONS HAVE BEEN FILED SEPARATELY
                   WITH THE SECURITIES AND EXCHANGE
                   COMMISSION.***

                                    EXHIBIT B

                           Telecommunications Facility
                     Lease and Bandwidth Capacity Agreement

                                August 30, 1996

                        COLUMBUS GA. DESIGN ARCHITECTURE

                   ***INFORMATION IN THIS EXHIBIT HAS BEEN
                   OMITTED PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT.  THE OMITTED
                   PORTIONS HAVE BEEN FILED SEPARATELY
                   WITH THE SECURITIES AND EXCHANGE
                   COMMISSION.***

ARCHITECTURE: [_____________________________]
Design calculations are based on [__________________________________________].
The system is designed with [_________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
____________________________________________________________________]

OVER ALL SYSTEM PERFORMANCE:

[_________________]                     [_____]
[_____________________]                 [_____]
[_________________]                     [_____]
[______________________]                [_____]

[__________________________]



               [_________________________________________________]

                               COLUMBUS GA. DESIGN
                                 SPECIFICATIONS


DESIGN SYMBOLS

DISTORTION ANALYSIS

PRODUCT INFORMATION

LODE DATA SPECIFICATIONS

                                  ABBREVIATIONS


MANUFACTURER                        DESCRIPTION               ABBREVIATION

[___]                   [______________________________]         [___]
[_______]               [__________________________]             [____]
[_______]               [____________________________]           [___]

                                 DESIGN SYMBOLS

                   ***INFORMATION IN THIS EXHIBIT HAS BEEN
                   OMITTED PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT.  THE OMITTED
                   PORTIONS HAVE BEEN FILED SEPARATELY
                   WITH THE SECURITIES AND EXCHANGE
                   COMMISSION.***

                          CASCADE PERFORMANCE ANALYSIS

                   ***INFORMATION IN THIS EXHIBIT HAS BEEN
                   OMITTED PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT.  THE OMITTED
                   PORTIONS HAVE BEEN FILED SEPARATELY
                   WITH THE SECURITIES AND EXCHANGE
                   COMMISSION.***

                          CASCADE PERFORMANCE ANALYSIS

                   ***INFORMATION IN THIS EXHIBIT HAS BEEN
                   OMITTED PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT.  THE OMITTED
                   PORTIONS HAVE BEEN FILED SEPARATELY
                   WITH THE SECURITIES AND EXCHANGE
                   COMMISSION.***

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

               Communications CAD Inc. Distortion Analysis Program
              PHONE NUMBER: 770-569-4849, FAX NUMBER: 770-569-4890

=     ========================       ========     ==========      =========     ====       ==========      ==========
|     System Name:        CYBERNET COLUMBUS GEORGIA                                                               RW
|     System Phone #:
|     System Fax #:
|     TV Standard:           [__________]
|     Bandwidth/Ch:          [__________]
|     Type System            [__________]                                                                  24-Jun-96
|     Low Frequency:         [__________]                                                                   09:21 AM
|     High Frequency:        [__________]                                                                  Rev. 8.00

                                     ------------ --------------- ------------- ------- -------------- ---------------
|     Equipment:                     [________]     [________]     [________]                Comments
                                     ------------ --------------- ------------- ------- ------------------------------
|     [_______________________]      [________]     [________]     [________]           [____________________________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]              ==[____]=      [_______]
=     ========================       ========     ==========      =========     ====       ==[____]=      ==[____]==
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
=     ========================       ========     ==========      =========     ====       ==========     ==========
|                                    [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]     [___]
|     [_______________________]      [________]     [________]     [________]     [___]
|     [_______________________]      [________]     [________]     [________]     [___]
|     [_______________________]      [________]     [________]     [________]     [___]
|     [_______________________]      [________]     [________]     [________]     [___]
=     ========================       ========     ==========      =========     ====

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

               Communications CAD Inc. Distortion Analysis Program
              PHONE NUMBER: 770-569-4849, FAX NUMBER: 770-569-4890

=     ========================       ========     ==========      =========     ====       ==========      ==========
|     System Name:        CYBERNET COLUMBUS GEORGIA                                                               RW
|     System Phone #:                                                                                             RW
|     System Fax #:                                                                                               RW
|     TV Standard:           [__________]
|     Bandwidth/Ch:          [__________]
|     Type System            [__________]                                                                  24-Jun-96
|     Low Frequency:         [__________]                                                                   09:20 AM
|     High Frequency:        [__________]                                                                  Rev. 8.00

      ------------------------------ ------------ --------------- ------------- ------- -------------- ---------------
|     Equipment:                     [________]     [________]     [________]                Comments
      ------------------------------ ------------ --------------- ------------- ------- ------------------------------
|     [_______________________]      [________]     [________]     [________]           [______________________
|     [_______________________]      [________]     [________]     [________]           ________________________
|     [_______________________]      [________]     [________]     [________]           ________________________
|     [_______________________]      [________]     [________]     [________]           ________________________
|     [_______________________]      [________]     [________]     [________]           ___________________
|     [_______________________]      [________]     [________]     [________]           ___________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]              ==[____]=      [_______]
=     ========================       ========     ==========      =========     ====       ==[____]=      ==[____]==
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
|     [_______________________]      [________]     [________]     [________]                [____]         [____]
=     ========================       ========     ==========      =========     ====       ==========     ===========
|                                    [________]     [________]     [________]
|     [_______________________]      [________]     [________]     [________]     [___]
|     [_______________________]      [________]     [________]     [________]     [___]
|     [_______________________]      [________]     [________]     [________]     [___]
|     [_______________________]      [________]     [________]     [________]     [___]
|     [_______________________]      [________]     [________]     [________]     [___]
=     ========================       ========     ==========      =========     ====

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                               [_________________]
                              AMERICAN CABLEVISION
                          COLUMBUS, GA, [____________]


                                  [_________________________________________]

                                  [__________________________________
                                  ___________________________________
                                  ________]

                                  [___________________________________________
                                  ____________________________________________
[_________________________        ____________________________________________
 _________________________]       ____________________________________________
                                  ____________________________________________
                                  ____________________________________________
                                  ____________________________________________
                                  ____________________________________________
                                  ____________________________________________
                                  ___________________________________________]

                                  [___________________________________________
                                  ____________________________________________
                                  ____________________________________________
                                  ____________________________________________
                                  __________________]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                           [__________] SPECIFICATIONS

                                                                          [______________]              [___]
                                                                      -------------------------- --------------------
[______________]                              [____]      [_____]           [___________]             [______]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
                                                    [___________]
---------------------------------------------------------------------------------------------------------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------
[_____________________________]               [___]       [____]             [________]              [________]
-------------------------------------------- --------- -------------- -------------------------- --------------------

NOTES:

1.       [__________________________________________________________________
         ___________________________________________________________________
         ___________________]

2.       [________________________________]

3.       [___________________________]

4.       [______________________________________________]

5.       [__________________________________________________________________
         ______________]

6.       [__________________________________________________________________
         ______]

7.       [_____________]

8.       [__________________________________________________________________
         ________]

9.       [___________]

Specifications are subject to change without notice. [_____________________ ________________] reserves the right to ship product meeting current specifications.

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                         [___] STATION SPECIFICATIONS

------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
                                           [__________]    [__________]     [__________]    [__________]    [__________]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
[_____________________]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]                                            [__________]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
                                                           [__________]
------------------------------------------------------------------------------------------------------------------------------------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------
[_____________________]   [____]  [___]    [__________]    [__________]     [__________]    [__________]    [__________]    [______]
------------------------- ------ -------- --------------- ---------------- --------------- --------------- --------------- ---------

Notes:   [_______________________________________________________]

1.       [______________________________________________________________________
         _______________________________________________________________________
         ____________________]

2.       [___________________________]

3.       [____________________________________________]

4.       [_________________________________]

5.       [______________]

6.       [______________________________________________________________________
         ________]

7.       [___________]

Specifications are subject to change without notice. [_____________________ ________________] reserves the right to ship product meeting current specifications.

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                 [_____________________________] SPECIFICATIONS

-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
                                                        [_________]
-----------------------------------------------------------------------------------------------------------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------
[__________________________________]          [_____]   [_________]      [__________________]      [________________]
-------------------------------------------- --------- -------------- -------------------------- ----------------------

NOTES:

1.       [______________________________________________________________________
         _______________________________________________________________________
         ___________________]

2.       [________________________________]

3.       [______________________________________________]

4.       [_____________]

5.       [______________________________________________________________________
         _______]

6.       [__________]

Specifications are subject to change without notice. [_____________________ ________________] reserves the right to ship product meeting current specifications.

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                                  [_________]

[_______________]


                                                        [____]                                            [______]
    [______]                                            [____]                            [______]        [______]
   [________]         [_________]     [______]         [______]        [_________]        [______]        [______]       [_____]
------------------- ------- ------- ------- ------ ------- ------- --------- --------- ------- ------ ------- ------- ------- ------
                    [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
                    ------- ------- ------- ------ ------- ------- --------- --------- ------- ------ ------- ------- ------- ------
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
------------------- ------- ------- ------- ------ ------- ------- --------- --------- ------- ------ ------- ------- ------- ------
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
[_______________]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
[_______________]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
[_______________]   [____]  [___]   [____]  [___]  [___]   [___]   [____]    [___]     [___]   [___]  [___]   [___]   [____]  [___]
[_______________]
                    ------- ------- ------- ------ ------- ------- --------- --------- ------- ------ ------- ------- ------- ------

[________________]
   [___________]
   [___________]    [__________]    [__________]   [__________]    [__________]        [__________]   [__________]    [__________]
   [___________]
[________________]
[________________]
   [___________]
   [___________]    [__________]    [__________]   [__________]    [__________]        [__________]   [__________]    [__________]
   [___________]

* [_________________________________________________________________________]

[_________]
------------------------------------------------ -----------------         ------------------- ------------------ ------------------
[_____________________________________________________________]              [___________]      [_____________]   [_______________]
------------------------------------------------ -----------------         ------------------- ------------------ ------------------
[___________________________________]            [__]     [___]
------------------------------------------------
   [_______________]                             [__]     [___]                   [__]               [__]               [__]
------------------------------------------------
   [_______________]                             [__]     [___]                   [__]               [__]               [__]
------------------------------------------------
   [_______________]                             [__]     [___]                   [__]               [__]               [__]
------------------------------------------------ -------- --------
[_______________________]                        [____________]                   [__]               [__]               [__]
------------------------------------------------------------------
[_______________________]                        [____________]                   [__]               [__]               [__]
------------------------------------------------------------------
[___________________]          [_________]       [____________]                   [__]               [__]               [__]
------------------------------------------------------------------
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                                  [__]               [__]               [__]
                                                                           ------------------- ------------------ ------------------

         [___________________________________________________________________
_______________________________________________________________________]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                                  [_________]

[_________]

                                                                                       [____]
                                                       [____]                        [_______]
    [______]                                           [____]         [_______]      [_______]
   [_________]        [________]       [______]        [____]          [____]          [____]         [_____]
------------------- ------- ------- ------- ------ ------- ------- ------- ------- ------- ------- ------ -------
                    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
                    ------- ------- ------- ------ ------- ------- ------- ------- ------- ------- ------ -------

[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
------------------- ------- ------- ------- ------ ------- ------- ------- ------- ------- ------- ------ -------
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
[______________]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
[______________]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
[______________]    [____]  [___]   [___]   [___]  [___]   [___]   [___]   [___]   [___]   [___]   [___]  [___]
[______________]
                    ------- ------- ------- ------ ------- ------- ------- ------- ------- ------- ------ -------

[_________________]
   [________]
[_________________] [____________]  [___________]  [____________]  [____________]  [___________]   [____________]
   [________]
[_________________]
[_________________]
   [________]
[_________________] [____________]  [___________]  [____________]  [____________]  [___________]   [____________]
------------------- --------------- -------------- --------------- --------------- --------------- --------------

* [__________________________________________________________________________]


[_________]
----------------------------------------- ------------     ----------------- ------------------ -----------------
[________________________________________________]
                                           [______]         [___________]      [_____________]      [_________]
                                           [______]                                                 [_________]
----------------------------------------- ------------     ----------------- ------------------ -----------------
[___________________________________]     [__]   [____]
-----------------------------------------
   [________________]                    [____]  [___]           [___]            [___]               [___]
-----------------------------------------
   [________________]                    [____]  [___]           [___]            [___]               [___]
-----------------------------------------
   [________________]                    [____]  [___]           [___]            [___]               [___]
----------------------------------------- ------ -----
[________]                               [___________]           [___]            [___]               [___]
------------------------------------------------------
[_____________________]                  [___________]           [___]            [___]               [___]
------------------------------------------------------
[__________________]       [_________]   [___________]           [___]            [___]               [___]
------------------------------------------------------
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                                 [___]            [___]               [___]
                                                           ----------------- ------------------ -----------------


                                                            [________________________________________
                                                            _________________________________________
                                                            _________________________________________
                                                            _________________]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                                      [____]

8101 East Prentice Avenue, Suite 210        -      Englewood,  Colorado 80114     -   303-740-8949     Fax:  303-740-9420

[__________]
[________________________]

[________________________]
[________________]
[________________]                   [_______________________]
[________________]                   [_______________________]
[________________]                   [_______________________]
[________________]                   [_______________________]
[________________]                   [_______________________]
[______________________________________________________]

[___________________]
[_____________________________________________________________________]
[________]           [______]             [________]               [_________]
[________]           [______]             [________]               [_________]

[___________________]
[_____________________________________________________________________]
[________]           [______]             [________]               [_________]
[________]           [______]             [________]               [_________]

[______________]
[_______________________________________]
[_______________________________________]

[_______]                  [________________]            [_________________]
                           [________________]            [_________________]
                           [________________]            [_________________]

[____________]
[_____________________________________________________________________________
_______________________________________________]

[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________]            [_]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]

[___________]                 [_______]                     [__________]
                              [___________________]         [__________________]
[____________]                              [____________]

[__________________________________________________________]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[__________________________________]

[______________________]

[______________________________________________________________________________
___________________________________________________________________]

[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________________]
[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
[____________________]    [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[__________]
[______________________]

[________________________]
[_______________]
[___________]       [_______________________]
[___________]       [_______________________]
[___________]       [_______________________]
[___________]       [_______________________]
[___________]       [_______________________]
[__________________________________________________]

[_________]
[____________________________________________________________________________]
[_______]         [______]          [________]       [_________]
[_______]         [______]          [________]       [_________]

[_________]
[____________________________________________________________________________]
[_______]         [______]          [________]       [_________]
[_______]         [______]          [________]       [_________]

[_________]
[_______________________________________]
[_______________________________________]

[________]                 [________________]                 [________________]
                           [________________]                 [________________]
                           [________________]                 [________________]

[_____________]

[____________________________________________________________________________
_______________________________________________]



[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[__________________]         [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]


[___________]              [_______]                        [________]
                           [___________________]            [_________________]
[____________]                 [_____________]

[_________________________________________________________]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[__________________________________]

[______________________]

[______________________________________________________________________________
___________________________________________________________________]


[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[___________________]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]     [__]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[______________________]

[_______________________]
[_________________]
[___________]            [_______________________]
[___________]            [_______________________]
[___________]            [_______________________]
[___________]            [_______________________]
[___________]            [_______________________]
[________________________________________________]

[__________]
[_____________________________________________________________________________]
[______]          [______]          [_______]        [_________]
[______]          [______]          [_______]        [_________]

[__________]
[_____________________________________________________________________________]
[______]          [______]          [_______]        [_________]
[______]          [______]          [_______]        [_________]

[_____________]
[_______________________________________]
[_______________________________________]

[_______]                  [_______________]                  [________________]
                           [_______________]                  [________________]
                           [_______________]                  [________________]

[____________]

[____________________________________________________________________________
______________________________________________]

[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]
[___________________]        [___]    [___]    [___]    [___]   [___]    [___]    [___]    [___]    [___]


[____________]             [_______]                          [_________]
                           [____________________]            [_________________]
[____________]                      [____________]

[_________________________________________________________]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[__________________________________]

[______________________]

[______________________________________________________________________________
___________________________________________________________________]


[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]
[___________________]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]
[___________________]        [__]     [__]     [__]     [__]    [__]     [__]     [__]     [__]     [__]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[______________________]

[______________________]
[__________________]

[____________]           [_______________________]
[____________]           [_______________________]
[____________]           [_______________________]
[____________]           [_______________________]
[____________]           [_______________________]
[______________________________________________________]

[_________]
[____________________________________________________________________________]

[______]          [_____]           [_______]        [_________]
[______]          [_____]           [_______]        [_________]

[__________________]
[_____________________________________________________________________]

[______]          [_____]           [_______]        [_________]
[______]          [_____]           [_______]        [_________]

[_____________]
[_______________________________________]

[____________]

[____________________________________________________________________________
______________________________________________]

---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[_________________]    [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[______________]
[___]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------
[________________]     [__]    [__]    [__]   [__]    [__]    [__]     [__]    [__]     [__]    [__]      [__]
---------------------- ------- ------- ------ ------- ------- -------- ------- -------- ------- --------- ------

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[__________________________________]

[____________]                      [_____________]




[_____________________]

[______________________________________________________________________________
___________________________________________________________________]

--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]
[____]
--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]
[___]
--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]

--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]

--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]

--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]

--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]

--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]

--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]

--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------
[____________]        [__]      [__]     [__]      [__]     [__]      [__]      [__]     [__]      [__]     [__]      [__]
--------------------- --------- -------- --------- -------- --------- --------- -------- --------- -------- --------- --------

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[_______________________]

[_______________________]
[________________]

[__________]             [____________________]
[__________]             [____________________]
[__________]             [____________________]
[__________]             [____________________]
[__________]             [____________________]
[___________________________________________________]

[_________]
[____________________________________________________________________________]

[______]             [_____]              [_______]            [_________]
[______]             [_____]              [_______]            [_________]

[__________________]
[_____________________________________________________________________]

[______]             [_____]              [_______]            [_________]
[______]             [_____]              [_______]            [_________]

[_____________]
[_______________________________________]

[____________]
[_____________________________________________________________________________
_______________________________________________]

--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[_________________________________]

[___________]                    [____________]

[______________________]

[______________________________________________________________________________
___________________________________________________________________]

--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[_____________________]

[_______________________]
  [_______________]

[___________]            [______________________]
[___________]            [______________________]
[___________]            [______________________]
[___________]            [______________________]
[___________]            [______________________]
[_______________________________________________]

[_________]
[____________________________________________________________________________]

[______]         [_____]              [_______]            [_________]
[______]         [_____]              [_______]            [_________]

[__________________]
[______________________________________________________________________]

[______]         [_____]              [_______]            [_________]
[______]         [_____]              [_______]            [_________]

[_____________]
[______________________________________]

[_____________]
[____________________________________________________________________________
______________________________________________]

--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[___________________]       [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

[_________]
[_________________________________]

[___________]                    [____________]

[_____________________]

[______________________________________________________________________________
___________________________________________________________________]

--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------
[_________________]         [__]   [__]    [__]    [__]    [__]    [__]    [__]    [__]    [__]
--------------------------- ------ ------- ------- ------- ------- ------- ------- ------- -------

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                Parameters CST; last modified February 19 9:12 am

Page 1 of 5.      General Parameters


[_________]           [___]          [_____]         [__________________]                  [____]
                      [___]          [_____]         [__________________]                  [____]
                      [___]          [_____]         [__________________]                  [____]
                      [___]          [_____]         [__________________]                  [____]
[__________________]                 [_____]         [______]
         [__________]                  [___]         [__________________]                  [____]
         [__________]                  [___]                  [___________]                [____]
         [__________]                  [___]                  [___________]                [____]
       [______]                                               [___________]                [____]
[__________________]                 [_____]                  [___________]                [____]
[__________________]                 [_____]                  [___________]                [____]
[__________________]                 [_____]         [__________________]                  [____]
[__________________]                 [_____]         [__________________]                  [____]
[__________________]                 [_____]
[__________________]                 [_____]
[__________________]                 [_____]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

Page 2 of 5.          [________________]

                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]
                                 [___]     [__]      [___]       [___]      [___]     [___]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

Page 3 of 5.       [________________]

                                             [_____________]                    [_____________]
                                          [__]              [__]              [__]              [__]

0                                         [____]             [____]          [____]            [____]
1                                         [____]             [____]          [____]            [____]
2                                         [____]             [____]          [____]            [____]
3                                         [____]             [____]          [____]            [____]
4                                         [____]             [____]          [____]            [____]
5                                         [____]             [____]          [____]            [____]
6                                         [____]             [____]          [____]            [____]
7                                         [____]             [____]          [____]            [____]
8                                         [____]             [____]          [____]            [____]
9                                         [____]             [____]          [____]            [____]
10                                        [____]             [____]          [____]            [____]
11                                        [____]             [____]          [____]            [____]
12                                        [____]             [____]          [____]            [____]
13                                        [____]             [____]          [____]            [____]
14                                        [____]             [____]          [____]            [____]
15                                        [____]             [____]          [____]            [____]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

Page 4 of 5.          [_________________]

               [__________]         [__________________________]              [_______________]     [__]
               [__________]         [__________________________]              [_______________]     [__]
               [__________]         [__________________________]              [_______________]     [__]
                [______]                                                      [_______________]     [__]
                [______]                                                      [_______________]     [__]
                [______]                                                      [_______________]     [__]
             [_____________]        [__________________________]              [_______________]     [__]
             [_____________]        [__________________________]              [_______________]     [__]
             [_____________]        [__________________________]              [_______________]     [__]
             [_____________]        [__________________________]              [_______________]     [__]
             [_____________]        [__________________________]              [_______________]     [__]
                                                                              [_______________]     [__]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

Page 5 of 5.      [_____________]

[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]
[__]                        [______________]              [_____]             [____________]        [________]

                                    EXHIBIT C

                           Telecommunications Facility
                     Lease and Bandwidth Capacity Agreement

                                 August 30, 1996

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

Exhibit C
Page 1 of 2

                                    Materials
  Description            Quantity              Cost             Total
  -------------------------------------------------------------------
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]
[___________________]      [_____]          [______]           [_______]

                                       Labor
  Description               Quantity            Cost                Total
  ----------------------------------------------------------------------
[___________________]       [_____]             [________]       [____________]
[___________________]       [_____]             [________]       [____________]
[___________________]       [_____]             [________]       [____________]
[___________________]       [_____]             [________]       [____________]
[___________________]       [_____]             [________]       [____________]
[___________________]       [_____]             [________]       [____________]
[___________________]       [_____]             [________]       [____________]
[___________________]       [_____]             [________]       [____________]
[___________________]                                            [____________]
[___________________]                                            [____________]


* [_____________________________________________________________________________
______________________________________]

** [____________________________________________________________________________
________________________________________________________________________________
_____________________________________________]

DESCRIPTION                                       TOTAL
MATERIALS SUMMARY                        [____________]
LABOR SUMMARY                            [____________]
SUB TOTAL                                [____________]
MANAGEMENT                               [____________]
GRAND TOTAL                              [____________]

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

Exhibit C
Page 2 of 2

[________________]              [__]            [__]          [________]
[________________]              [__]            [__]          [________]
[________________]              [__]            [__]          [________]
[________________]              [__]            [__]          [________]

                                    EXHIBIT D

                           Telecommunications Facility
                     Lease and Bandwidth Capacity Agreement

                                 August 30, 1996

                    ***INFORMATION IN THIS EXHIBIT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT. THE OMITTED
                    PORTIONS HAVE BEEN FILED SEPARATELY
                    WITH THE SECURITIES AND EXCHANGE
                    COMMISSION.***

                                    EXHIBIT D
--------------------------------------------------------------------------------
LEASE PAYMENTS
--------------------------------------------------------------------------------



                         Cost Basis:     [___________]
              Annual rate of return:     [___________]
                      Term in years:     [___________]
                  Payments per year:     [___________]
                  First payment due:       12/1/96
                 Calculated payment:     [___________]

------- ----------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
                  PAYMENT                 BEGINNING                                                   ENDING           CUMULATIVE
NO.                 DATE                   BALANCE            INTEREST           PRINCIPAL           BALANCE            INTEREST
------- ----------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- ----------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- --------------------------- ------------------ ------------------- ------------------ ------------------- ---------------
[__]               [______]              [________]           [______]           [______]           [________]          [_______]
------- ----------------------------- ------------------ ------------------- ------------------ ------------------- ---------------